UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6653

The Jensen Portfolio, Inc.
(Exact name of registrant as specified in charter)

5300 Meadows Road, Suit 250
Lake Oswego, OR 97035
(Address of principal executive offices) (Zip code)

Robert McIver
5300 Meadows Road, Suit 250
Lake Oswego, OR 97035
(Name and address of agent for service)

(800) 221-4384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Item 1. Reports to Stockholders.

JENSEN
INVESTMENT
MANAGEMENT®

the Jensen Portfolio, doing business as Jensen Quality Growth Fund

Class J Shares – JENSX
Class I Shares – JENIX
Class R Shares – JENRX

Semi-Annual Report, November 30, 2011

Uncompromising Quality.

Jensen Quality Growth Fund

Letter from The Investment Adviser

DEAR FELLOW SHAREHOLDERS:

The Jensen Quality Growth Fund* (the “Fund”) -- Class J Shares – declined 8.15% for the six months ended November 30, 2011, compared to a decline of 6.25% over this period for the Standard & Poor’s 500 Index. Please see pages 4 through 6 of this report for complete standardized performance information for the Fund.

Market Perspective

Over the last six months U.S. equity markets appeared to reflect world economic and geopolitical concerns, ultimately delivering negative returns in nearly every sector within the broad S&P 500 benchmark. Only the Utilities sector showed strong positive return while the Consumer Staples sector was barely positive. The returns marked a contrast to returns earlier in the calendar year, negating substantially all of the positive returns generated as investors continued to hope for an economic rebound that ultimately did not materialize in a way that matched expectations.

Investors appear to once again be approaching the markets with uncertainty and fear, which has driven an increasing amount of volatility over the last six months. This is certainly understandable given the broad array of issues that have unfolded, including: the domestic budgetary showdown and subsequent credit rating downgrade of U.S. debt, European sovereign debt levels and European Union survival, global economic fallout from natural disasters in Japan and Thailand, Middle East tensions, persistent domestic underemployment and continued weakness in the domestic housing market.

The Effect at Jensen

In large part, the Fund’s underperformance for the period can be attributed to the unusually volatile returns during the month of July. The Fund’s performance from August through November 30, 2011, has been more in line with our expectations. To read more about the July underperformance, as well as other performance periods, please visit the Commentary section of our website at http://jenseninvestment.com/mutualfund/JPfundFactSheets.cfm.

More specific within the period, stock selection added value in the Industrials, Consumer Discretionary, Financials and Materials sectors, while stock selection in the Health Care, Information Technology and Consumer Staples sectors detracted from returns. As noted earlier, the Utilities sector had strong positive return over the period which provided a significant headwind to performance. The Fund does not have any presence in the Utilities sector as few companies meet Jensen’s strict performance criteria critical to inclusion in the investment discipline.

Leading contributors to performance during the period were Nike, the world’s leading footwear, sportswear and equipment supplier, Abbott and Colgate-Palmolive. Adobe and Stryker suffered from difficult market reactions to lowered performance expectations stemming from the economy and thus detracted from portfolio performance.

We believe that Abbott is steadily negotiating choppy industry waters and investors reacted positively to the proposed split of the company’s businesses in 2012. Colgate-Palmolive has been able to deal with a difficult commodity cost environment and increasing competitor efforts. It has relied upon its substantial large share positions, particularly in many international markets and consistent deployment of its strong cash flows into new products is driving additional demand.

Adobe and Stryker have individually shown good business performance on the back of new products and innovations. At the same time, industry and economic dynamics caused both companies to temper expectations somewhat for future growth. Whenever quality companies such as these communicate lower expectations, markets tend to react negatively. At Jensen, we constantly assess and reassess the opportunities and outlooks for our businesses. We are encouraged by the transition that Adobe is undertaking in its business model and enhancements to its product offerings. We believe Adobe is well positioned to produce high single- to low double-digit earnings growth over the next few years. At current valuations, we believe it remains an attractive holding within the Jensen strategy. Despite worries over implementation of domestic health care legislation, the opportunities for Stryker remain positive although our expectations have been reduced.
____________________

*	The Jensen Portfolio, Inc. adopted the assumed business name (or doing business as name) “Jensen Quality Growth Fund” effective September 30, 2011.

1

Jensen Quality Growth Fund

Portfolio Changes

Sysco was sold during this period. As the largest North American distributor of food and related products to the restaurant industry, concerns persisted around end market weakness and execution risk with business transformation initiatives. With these threats to future growth in place, we believe there are more attractive quality growth businesses in which to invest.

Laboratory Corporation of America (LabCorp) was added to the Fund during the period. As the second largest independent clinical laboratory company in the United States, LabCorp exhibits the components we seek in a quality growth company. LabCorp is the number two North American clinical lab in terms of volume in an industry that is highly fragmented beyond the top two competitors. Its primary competitive advantage is scale. LabCorp is the industry’s cost leader due to operational advantages, including a centralized IT platform. It benefits from a relatively stable end market demand, strong market share position and improving industry dynamics that have resulted from the consolidation of the laboratory testing business over the past decade. In line with our approach to adding businesses, not only is LabCorp a quality company but we were able to purchase the stock at what we believe is an attractive price.

We started a position in Varian Medical Systems at the end of the period with continuing investment in early December. Varian is a medical equipment company focused primarily on x-ray technology applications. Products include radiation therapy devices, x-ray tubes, and digital image detectors. The company’s sales are split between domestic and foreign markets, primarily Europe and Asia. Varian has a dominant global market share and a large installed base of radiation therapy equipment. Switching costs are high due to a steep learning curve for using the equipment and the need for a robust service infrastructure. The company believes it can grow sales at low double-digit rates and earnings slightly faster. Overall health care concerns have given us what we believe is an attractive entry point for the stock. To fund this new position, the Jensen Investment Committee trimmed positions from the Fund’s existing Healthcare holdings.

The Jensen Outlook

Volatility is likely to persist so long as the Eurozone issues remain unresolved and we believe the 2012 U.S. election cycle has the potential to be more disruptive than usual.

At Jensen, we expect that it will be some time before investors will see the issues of the day subside. Yet we believe there will continue to be slow but steady positives in the U.S. economy and that the companies in the Jensen Quality Growth Fund are well-positioned to navigate this macroeconomic environment. Just as importantly, we do believe that there continue to be opportunities to invest in high-quality companies at attractive prices. Our investment expectations do not rely on robust consumer spending or on aggressive capital spending by businesses, although improvements in these two areas would be a plus.

Additionally, many high-quality companies possess strong balance sheets with significant cash balances, debt capacity and cash flows that companies are reinvesting for growth, whether such growth is achieved organically or through acquisitions. The companies in the Fund continue to produce consistently high returns on equity as well as a high return on invested capital. Such performance, relative to the current low costs of capital, has the potential to create significant shareholder value. Of course, this will require appropriate recognition by the markets of such business performance, thus necessitating a level of patience from investors. The business performance of the companies in the Fund has resulted in double-digit dividend growth, providing current compensation for the patient investor.

Also, earnings through September 2011 grew at low double-digit rates for our companies, and we anticipate similar results going forward. In our view, the sustainable competitive advantages that our companies possess along with continued investment of free cash flow provides the opportunity for consistent long-term business growth regardless of the macroeconomic environment. The companies in the Fund are also seeking to enhance organic growth through strategic acquisitions which are to be funded through existing cash flow or inexpensive debt. We believe the ongoing actions taken by the companies in the Jensen Quality Growth Fund are an appropriate response to the uncertain times. We remain committed to our belief that ownership of quality growth businesses is a sound decision for patient investors and trust our investors will continue to share our belief.

Cordially,

The Jensen Investment Committee

2

Jensen Quality Growth Fund

This discussion and analysis of the Fund is as of November 30, 2011 and is subject to change, any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report. Current and future portfolio holdings are subject to risk.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning that it may concentrate its assets in fewer individual holdings than a diversified fund and is therefore more exposed to individual stock volatility than a diversified fund.

Earnings Growth is not a measure of the fund’s future performance.

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. One cannot invest directly in an index.

Return on Invested Capital assesses a company’s efficiency at allocating the capital under its control to profitable investments.

Return on Equity: Is equal to a company’s after-tax earnings (excluding non-recurring items) divided by its average stockholder equity for the year.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

For use only when preceded or accompanied by a current prospectus for the Fund.

The Jensen Quality Growth Fund is distributed by Quasar Distributors, LLC.

3

Jensen Quality Growth Fund (Unaudited)

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2011

	1 YEAR	3 YEARS	5 YEARS	1O YEARS
Jensen Quality Growth Fund - Class J	4.85%	11.95%	2.04%	3.18%
S&P 500 Stock Index	7.83%	14.13%	-0.18%	2.91%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on November 30, 2001 for Class J, the original share class of the fund. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

4

Jensen Quality Growth Fund (Unaudited)

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2011
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
Jensen Quality Growth Fund - Class R	4.71%	11.72%	1.81%	4.20%
S&P 500 Stock Index	7.83%	14.13%	-0.18%	4.94%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $10,000 made on July 30, 2003, the inception date for Class R shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

5

Jensen Quality Growth Fund (Unaudited)

Average Annual – FOR PERIODS ENDED NOVEMBER 30, 2011
	1 YEAR	3 YEARS	5 YEARS	SINCE INCEPTION
				JULY 30, 2003
Jensen Quality Growth Fund - Class I	5.18%	12.29%	2.31%	4.69%
S&P 500 Stock Index	7.83%	14.13%	-0.18%	4.94%

The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. This chart assumes an initial gross investment of $1,000,000 made on July 30, 2003, the inception date for Class I shares. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance data shown represents past performance; Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance shown. Performance data current to the most recent month end may be obtained by calling 1-800-992-4144 or by visiting www.jenseninvestment.com.

6

Jensen Quality Growth Fund (Unaudited)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

7

Jensen Quality Growth Fund

Statement of Assets & Liabilities

November 30, 2011 (UNAUDITED)

Assets:
Investments, at value (cost $3,141,176,716)	$3,782,990,574
Income receivable	7,744,422
Receivable for investments sold	82,194,421
Receivable for capital stock issued	18,108,185
Other assets	116,748
Total Assets	3,891,154,350

Liabilities:
Payable to Investment Adviser	1,605,949
Payable for investments purchased	39,300,833
Payable for capital stock redeemed	7,500,568
Accrued distribution fees	894,523
Accrued expenses and other liabilities	1,008,483
Total Liabilities	50,310,356
NET ASSETS	$3,840,843,994

NET ASSETS CONSIST OF:
Capital stock	3,319,377,416
Accumulated undistributed net investment income	7,929,024
Accumulated net realized loss	(128,276,304)
Unrealized appreciation on investments	641,813,858
Total Net Assets	$3,840,843,994

NET ASSETS CONSIST OF:
Class J Shares:
Net assets	$2,361,475,565
Shares outstanding	88,842,445
Net Asset Value Per Share (2,000,000,000 shares authorized, $.001 par value)	$26.58

Class R Shares:
Net assets	$35,603,898
Shares outstanding	1,344,300
Net Asset Value Per Share (1,000,000,000 shares authorized, $.001 par value)	$26.49

Class I Shares:
Net assets	$1,443,764,531
Shares outstanding	54,271,193
Net Asset Value Per Share (1,000,000,000 shares authorized, $.001 par value)	$26.60

8	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Jensen Quality Growth Fund

Schedule of Investments

November 30, 2011 (Unaudited)
(showing percentage of total net assets)

SHARES		VALUE
	Common Stocks - 97.64%

	Aerospace & Defense - 4.69%
2,353,000	United Technologies
	Corporation	$180,239,800

	Air Freight & Logistics - 2.82%
1,578,000	CH Robinson Worldwide, Inc.	108,108,780

	Beverages - 6.91%
1,048,000	The Coca-Cola Company	70,457,040
3,047,000	PepsiCo, Inc.	195,008,000
		265,465,040

	Capital Markets - 4.89%
3,313,000	T. Rowe Price Group, Inc.	188,045,880

	Chemicals - 5.40%
923,000	Ecolab, Inc.	52,629,460
1,518,000	Praxair, Inc.	154,836,000
		207,465,460

	Electrical Equipment - 5.18%
3,807,100	Emerson Electric Co.	198,920,975

	Electronic Equipment, Instruments
	& Components - 3.76%
3,188,200	Amphenol Corporation	144,521,106

	Health Care Equipment & Supplies - 10.91%
1,771,000	Becton Dickinson & Co.	130,664,380
849,000	CR Bard, Inc.	74,024,310
2,394,400	Medtronic, Inc.	87,227,992
2,347,000	Stryker Corporation	114,604,010
203,605	Varian Medical
	Systems, Inc. (a)	12,670,339
		419,191,031

	Health Care Providers & Services - 1.60%
715,000	Laboratory Corp. of America
	Holdings (a)	61,289,800

	Household Products - 8.56%
1,451,000	Colgate-Palmolive Company	132,766,500
3,033,000	The Procter &
	Gamble Company	195,840,810
		328,607,310

	Industrial Conglomerates - 4.50%
2,133,500	3M Co.	172,898,840

	IT Services - 8.68%
2,540,500	Automatic Data
	Processing, Inc.	129,794,145
2,220,000	Cognizant Technology
	Solutions Corporation (a)	149,517,000
1,853,000	Paychex, Inc.	53,940,830
		333,251,975

	Life Sciences Tools & Services - 2.78%
1,333,000	Waters Corporation (a)	106,640,000

	Media - 4.83%
4,297,000	Omnicom Group, Inc.	185,501,490

	Pharmaceuticals - 3.93%
2,767,000	Abbott Laboratories	150,939,850

	Professional Services - 3.75%
3,877,000	Equifax, Inc.	144,030,550

	Software - 11.88%
4,848,884	Adobe Systems, Inc. (a)	132,956,400
6,182,000	Microsoft Corporation	158,135,560
5,277,000	Oracle Corporation	165,433,950
		456,525,910

	Textiles, Apparel & Luxury Goods - 2.57%
1,028,000	Nike, Inc.	98,873,040
	Total Common Stocks
	(Cost $3,108,702,979)	3,750,516,837

	Short-Term Investments - 0.85%

	Money Market Fund - 0.85%
32,473,737	Fidelity Institutional
	Government Portfolio -
	Class I, 0.01% (b)	32,473,737
	Total Short-Term Investments
	(Cost $32,473,737)	32,473,737

	Total Investments (Cost
	$3,141,176,716) - 98.49%	3,782,990,574

	Other Assets in Excess of
	Liabilities - 1.51%	57,853,420
	TOTAL NET ASSETS -
	100.00%	$3,840,843,994

(a) Non-income producing security.
(b) Variable rate security. The rate listed is as of November 30, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	9

Jensen Quality Growth Fund

Statement of Operations

Six Months Ended November 30, 2011 (Unaudited)

Investment Income:

Dividend income	$41,687,149
Interest income	1,502
41,688,651

Expenses:

Investment advisory fees	9,582,193
12b-1 fees - Class J	2,958,046
Sub-transfer agent expenses - Class J	881,600
Administration fees	652,801
Shareholder servicing fees - Class I	211,912
Custody fees	148,637
Federal and state registration fees	125,846
Transfer agent fees - Class J	121,593
Fund accounting fees	113,907
Reports to shareholders - Class J	103,235
12b-1 fees - Class R	81,394
Directors’ fees and expenses	79,317
Transfer agent expenses	75,563
Professional fees	39,998
Reports to shareholders - Class I	35,044
Other	23,287
Transfer agent fees - Class I	3,412
Shareholder servicing fees - Class R	2,159
Transfer agent fees - Class R	915
Reports to shareholders - Class R	647
Total expenses	15,241,506

NET INVESTMENT INCOME	26,447,145

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:

Net realized loss on investment
transactions	(50,203,157)
Change in unrealized depreciation on
investments	(321,260,933)

Net loss on investments	(371,464,090)

NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(345,016,945)

Statements of Changes in Net Assets

	SIX MONTHS
	ENDED NOV. 30, ‘11	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘11
Operations:
Net investment income	$26,447,145	$39,454,999
Net realized gain (loss) on
investment transactions	(50,203,157)	37,951,431
Change in unrealized
appreciation (depreciation)
on investments	(321,260,933)	627,037,013
Net increase (decrease) in
net assets resulting
from operations	(345,016,945)	704,443,443
Capital Share Transactions:
Shares sold - Class J	321,544,553	839,945,208
Shares sold - Class R	14,991,441	19,763,215
Shares sold - Class I	273,130,654	643,223,401
Shares issued
in reinvestment of
dividends - Class J	13,254,571	21,223,874
Shares issued
in reinvestment of
dividends - Class R	160,662	148,414
Shares issued
in reinvestment of
dividends - Class I	9,056,538	13,429,551
Shares redeemed - Class J	(337,033,614)	(466,998,928)
Shares redeemed - Class R	(5,899,716)	(6,896,607)
Shares redeemed - Class I	(253,197,655)	(176,619,732)
Net increase	36,007,434	887,218,396
DIVIDENDS AND DISTRIBUTIONS
TO SHAREHOLDERS:
Net investment income - Class J	(13,625,395)	(21,860,971)
Net investment income - Class R	(160,876)	(148,491)
Net investment income - Class I	(10,640,681)	(15,500,369)
Total dividends and
distributions	(24,426,952)	(37,509,831)
INCREASE (DECREASE) IN
NET ASSETS	(333,436,463)	1,554,152,008
NET ASSETS:
Beginning of year	4,174,280,457	2,620,128,449
End of year (including
undistributed net investment
income of $7,929,024 and
$5,908,831, respectively)	$3,840,843,994	$4,174,280,457

10	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Jensen Quality Growth Fund

Financial Highlights

Class J

	SIX MONTHS
	ENDED
	NOV. 30, ‘11	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘11	MAY 31, ‘10	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07
Per Share Data:
Net asset value, beginning of period	$29.11	$23.86	$19.47	$26.91	$28.53	$24.37

Income from investment operations:
Net investment income	0.17	0.27	0.24	0.30	0.27	0.22
Net realized and unrealized gains (losses)
on investments	(2.55)	5.25	4.39	(6.78)	(1.42)	4.16
Total from investment operations	(2.38)	5.52	4.63	(6.48)	(1.15)	4.38

Less distributions:
Dividends from net investment income	(0.15)	(0.27)	(0.24)	(0.31)	(0.26)	(0.22)
Dividends from net realized capital gains	—	—	—	(0.65)	(0.21)	—
Total distributions	$(0.15)	$(0.27)	$(0.24)	$(0.96)	$(0.47)	$(0.22)
Net asset value, end of period	$26.58	$29.11	$23.86	$19.47	$26.91	$28.53
Total return(1)	-8.15%	23.31%	23.85%	-23.90%	-4.08%	18.05%

Supplemental data and ratios:
Net assets, end of period (000’s)	$2,361,476	$2,593,128	$1,776,091	$1,340,826	$1,706,765	$1,963,520

Ratio of expenses to average net assets(2)	0.91%	0.92%	0.92%	0.86%	0.85%	0.85%

Ratio of net investment income to average
net assets(2)	1.26%	1.07%	1.04%	1.47%	0.95%	0.83%

Portfolio turnover rate(1)	10.71%	6.84%	12.33%	23.59%	8.25%	13.77%

(1) Not annualized for the six months ended November 30, 2011.

(2) Annualized for the six months ended November 30, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	11

Jensen Quality Growth Fund

Financial Highlights

Class R

	SIX MONTHS
	ENDED
	NOV. 30, ‘11	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘11	MAY 31, ‘10	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07
Per Share Data:
Net asset value, beginning of period	$29.01	$23.78	$19.40	$26.81	$28.43	$24.29

Income from investment operations:
Net investment income	0.14	0.23	0.20	0.23	0.22	0.15
Net realized and unrealized gains (losses)
on investments	(2.53)	5.23	4.37	(6.75)	(1.44)	4.14
Total from investment operations	(2.39)	5.46	4.57	(6.52)	(1.22)	4.29

Less distributions:
Dividends from net investment income	(0.13)	(0.23)	(0.19)	(0.24)	(0.19)	(0.15)
Dividends from net realized capital gains	—	—	—	(0.65)	(0.21)	—
Total distributions	(0.13)	(0.23)	(0.19)	(0.89)	(0.40)	(0.15)
Net asset value, end of period	$26.49	$29.01	$23.78	$19.40	$26.81	$28.43
Total return(1)	-8.21%	23.08%	23.59%	-24.10%	-4.34%	17.73%

Supplemental data and ratios:
Net assets, end of period (000’s)	$35,604	$29,077	$12,533	$7,562	$18,662	$22,272

Ratio of expenses to average net assets(2)	1.09%	1.10%	1.12%	1.13%	1.10%	1.10%

Ratio of net investment income to average
net assets(2)	1.08%	0.87%	0.83%	1.18%	0.70%	0.58%

Portfolio turnover rate(1)	10.71%	6.84%	12.33%	23.59%	8.25%	13.77%

(1) Not annualized for the six months ended November 30, 2011.

(2) Annualized for the six months ended November 30, 2011.

12	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Jensen Quality Growth Fund

Financial Highlights

Class I

	SIX MONTHS
	ENDED
	NOV. 30, ‘11	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘11	MAY 31, ‘10	MAY 31, ‘09	MAY 31, ‘08	MAY 31, ‘07
Per Share Data:
Net asset value, beginning of period	$29.14	$23.88	$19.48	$26.91	$28.53	$24.38

Income from investment operations:
Net investment income	0.21	0.37	0.34	0.37	0.30	0.25
Net realized and unrealized gains (losses)
on investments	(2.55)	5.24	4.36	(6.80)	(1.38)	4.16
Total from investment operations	(2.34)	5.61	4.70	(6.43)	(1.08)	4.41

Less distributions:
Dividends from net investment income	(0.20)	(0.35)	(0.30)	(0.35)	(0.33)	(0.26)
Dividends from net realized capital gains	—	—	—	(0.65)	(0.21)	—
Total distributions	(0.20)	(0.35)	(0.30)	(1.00)	(0.54)	(0.26)
Net asset value, end of period	$26.60	$29.14	$23.88	$19.48	$26.91	$28.53
Total return(1)	-8.02%	23.72%	24.21%	-23.71%	-3.86%	18.23%

Supplemental data and ratios:
Net assets, end of period (000’s)	$1,443,765	$1,552,075	$831,505	$303,557	$343,250	$341,589

Ratio of expenses to average net assets(2)	0.60%	0.60%	0.61%	0.61%	0.61%	0.65%

Ratio of net investment income to average
net assets(2)	1.57%	1.39%	1.33%	1.72%	1.20%	1.03%

Portfolio turnover rate(1)	10.71%	6.84%	12.33%	23.59%	8.25%	13.77%

(1) Not annualized for the six months ended November 30, 2011.

(2) Annualized for the six months ended November 30, 2011.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.	13

Jensen Quality Growth Fund

Notes to the Financial Statements

November 30, 2011 (Unaudited)

1. Organization and Significant Accounting Policies

The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund (the “Fund”) was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on August 3, 1992. The Fund is authorized to issue 5,000,000,000 shares of common stock. The Fund currently offers three different classes of shares. Effective July 30, 2003, the Fund issued two new classes of shares, Class R and Class I, and renamed the existing class as Class J. Class J shares are subject to a 0.25% 12b-1 fee and a sub-transfer agency fee; Class R shares are subject to a 0.50% 12b-1 fee and up to a 0.25% shareholder servicing fee, and Class I shares are subject to a shareholder servicing fee up to 0.10%, as described in each Class’ prospectus. Each class of shares has identical rights and privileges except with respect to the 12b-1 fees, sub-transfer agency fees and shareholder servicing fees, and voting rights on matters affecting a single class of shares. The principal investment objective of the Fund is long-term capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with accounting principles generally accepted in United States of America (“GAAP”).

a) Investment Valuation – Securities that are listed on United States stock exchanges or the Nasdaq Stock Market are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, at their current bid price. Investments in open-end and closed-end registered investment companies, including money market funds, that do not trade on an exchange are valued at the end of day net asset value per share. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at current bid price in the absence of a closing price. Securities for which market quotations are not readily available are valued at fair value as determined by Jensen Investment Management, Inc. (the “Investment Adviser”) at or under the direction of the Fund’s Board of Directors.

There is no definitive set of circumstances under which the Fund may elect to use fair value procedures to value a security. Although the Fund only invests in publicly traded securities, the large majority of which are large capitalization, highly liquid securities, they nonetheless may become securities for which market quotations are not readily available, such as in instances where the market quotation for a security has become stale, sales of a security have been infrequent, trading in the security has been suspended, or where there is a thin market in the security. Securities for which market quotations are not readily available will be valued at their fair value as determined under the Fund’s fair valuation procedures established by the Board of Directors. The Fund is prohibited from investing in restricted securities (securities issued in private placement transactions that may not be offered or sold to the public without registration under the securities laws); therefore, fair value pricing considerations for restricted securities are generally not applicable to the Fund.

Fair Value Measurement – The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The three levels of the fair value hierarchy are as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and prices for similar securities, interest rates, credit risk, etc.

Level 3	Inputs that are unobservable (including the Fund’s own assumptions in determining the fair value of investments).

Inputs refer broadly to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. However,the determination of what constitutes “observable” requires significant judgment by the Fund. The Fund considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Fund’s perceived risk of that instrument.

Investments whose values are based on quoted market prices in active markets, include active listed equities and certain money market securities, and are classified within Level 1. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all.

The following is a summary of the inputs used, as of November 30, 2011, to value the Fund’s investments carried at fair value. The inputs and methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

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Jensen Quality Growth Fund

Investments
at Value	Total	Level 1	Level 2	Level 3
Total Common
Stocks*	$3,750,516,837	$3,750,516,837	$—	$—
Total Money
Market
Fund	32,473,737	32,473,737	$—	$—
Total
Investments	$3,782,990,574	$3,782,990,574	$—	$—

*      For further information regarding security characteristics, and industry classifications please see the Schedule of Investments.

The Fund did not hold any investments during the six months ended November 30, 2011 with significant unobservable inputs which would be classified as Level 3. There were no transfers of securities between levels during the reporting period. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

b) Federal Income Taxes – No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provision of the Internal Revenue Code applicable to regulated investment companies.

The Fund has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken as of and for the year ended May 31, 2011. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities. As of May 31, 2011, open Federal tax years include the tax years ended May 31, 2009 through 2011. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

c) Distributions to Shareholders – Dividends to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between the components of net assets. These reclassifications have no effect on net assets or net asset value per share. For the year ended May 31, 2011, there were no reclassifications made.

d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Guarantees and Indemnifications – Under the Fund’s organizational documents, each Director, officer, employee or other agent of the Fund is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Transfer agent fees and reports to shareholders are allocated based on the number of shareholder accounts in each class. Sub-transfer agency fees are expensed to the Class J shares based on the actual number of shareholder accounts held and serviced by certain financial intermediaries as described in the Class J shares’ prospectus. 12b-1 fees are expensed at 0.25% of average daily net assets of Class J shares and 0.50% of average daily net assets of Class R shares. Shareholder servicing fees are expensed at up to 0.10% and up to 0.25% of the average daily net assets of Class I shares and Class R shares, respectively.

g) Other – Investment and shareholder transactions are recorded on trade date. Gains or losses from investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

2. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	SIX MONTHS
	ENDED
	NOV. 30, ‘11	YEAR ENDED
	(UNAUDITED)	MAY 31, ’11
Class J
Shares sold	12,130,689	31,669,286
Shares issued to holders in
reinvestment of dividends	512,811	823,674
Shares redeemed	(12,883,776)	(17,858,290)
Net increase (decrease)	(240,276)	14,634,670
Shares outstanding:
Beginning of period	89,082,721	74,448,051
End of period	88,842,445	89,082,721

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Jensen Quality Growth Fund

	SIX MONTHS
	ENDED
	NOV. 30, ‘11	YEAR ENDED
	(UNAUDITED)	MAY 31, ‘11
Class R
Shares sold	562,384	724,521
Shares issued to holders in
reinvestment of dividends	6,286	5,743
Shares redeemed	(226,664)	(255,106)
Net increase	342,006	475,158
Shares outstanding:
Beginning of period	1,002,294	527,136
End of period	1,344,300	1,002,294

Class I
Shares sold	10,284,986	24,717,114
Shares issued to holders in
reinvestment of dividends	349,877	520,046
Shares redeemed	(9,629,585)	(6,794,093)
Net increase	1,005,278	18,443,067
Shares outstanding:
Beginning of period	53,265,915	34,822,848
End of period	54,271,193	53,265,915

3. Investment Transactions

The aggregate purchases and aggregate sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 2011, were $413,493,169 and $420,845,896 respectively.

4. Income Taxes

The cost of investments differ for financial statement and tax purposes primarily due to the deferral of losses on wash sales.

The distributions of $37,509,831 and $22,589,672 paid during the years ended May 31, 2011 and 2010, respectively, were classified as ordinary for income tax purposes. Distributions of $0 and $701 paid during the years ended May 31, 2011 and 2010, respectively, were classified as long term capital gain for income tax purposes.

At May 31, 2011, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,196,472,769
Gross unrealized appreciation	1,000,424,124
Gross unrealized depreciation	(37,660,487)
Net unrealized appreciation	962,763,637
Undistributed ordinary income	5,908,831
Undistributed long-term capital gain	—
Total distributable earnings	5,908,831
Other accumulated losses	(77,761,993)
Total accumulated gains	$890,910,475

At May 31, 2011, the Fund had tax basis capital losses of $77,761,993 which may be used to offset future capital gains. These carryforwards expire on May 31, 2018.

On December 22, 2011, the Fund declared and paid a distribution from ordinary income of $6,408,994, $85,585, and $5,148,822 for Class J, Class R, and Class I, respectively, to shareholders of record as of December 21, 2011.

5. Line of Credit

The Fund has a $250 million revolving credit facility for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The unsecured line of credit has a one year term and is reviewed annually by the Board of Directors. The current agreement runs through December 21, 2012. The interest rate on the outstanding principal amount is equal to the prime rate less 1%. As of November 30, 2011, the rate on the Fund’s line of credit was 2.25%. The fund did not borrow on the line of credit during the six months ended November 30, 2011.

6. Investment Advisory Agreement

The Fund has an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Effective April 1, 2011, the Fund adopted breakpoints to its advisory fee schedule. Pursuant to the advisory agreement and breakpoint schedule, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets of $4 billion or less, 0.475% as applied to the Fund’s average daily net assets of more than $4 billion, up to $8 billion, 0.45% as applied to the Fund’s average daily net assets of more than $8 billion, up to $12 billion, and 0.425% as applied to the Fund’s average daily net assets of more than $12 billion. Prior to April 1, 2011, the Investment Adviser was entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund’s average daily net assets.

Certain officers of the Fund are also officers and directors of the Investment Adviser.

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Jensen Quality Growth Fund

7. Distribution and Shareholder Servicing

The Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Fund make payments to the Fund’s distributor at an annual rate of 0.25% of average daily net assets attributable to Class J shares and 0.50% of the average daily net assets attributable to Class R shares. The Fund’s distributor may then make payments to financial intermediaries or others at an annual rate of up to 0.25% of the average daily net assets attributable to Class J shares and up to 0.50% of the average daily net assets attributable to Class R shares. Payments under the 12b-1 Plan shall be used to compensate the Fund’s distributor or others for services provided and expenses incurred in connection with the sale and/or servicing of shares.

In addition, the Fund has adopted a Shareholder Servicing Plan for Class I shares under which the Fund can pay for shareholder support services from the Fund’s assets pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.10% of the Fund’s average daily net assets attributable to Class I shares.

Effective July 1, 2011, the Fund adopted a Shareholder Servicing Plan for the Class R shares. Under the Shareholder Servicing Plan, the Fund can pay for shareholder support services, which include the recordkeeping and administrative services provided by retirement plan administrators to retirement plans (and their participants) that are shareholders of the class. Payments will be made pursuant to a Shareholder Servicing Agreement in an amount not to exceed 0.25% of the Fund’s average daily net assets attributable to Class R shares.

8. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At November 30, 2011, Charles Schwab & Co., Inc., for the benefit of its customers, held 45.02% and 30.27% of the outstanding shares of the Class J and Class I share classes respectively. Also, National Financial Services, for the benefit of its customers, held 25.20% of the outstanding shares of the Class I share class. At November 30, 2011, Great-West Life & Annuity Insurance Company and State Street Bank Trust, for the benefit of their customers, owned 27.99% and 25.83%, respectively, of the outstanding shares of the Class R share class.

9. New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the RIC Modernization Act for qualification testing are effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is May 31, 2012 taxable year.

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Jensen Quality Growth Fund

Expense Example – November 30, 2011 (Unaudited)

As a shareholder of Jensen Quality Growth Fund (the “Fund”), you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period (June 1, 2011 – November 30, 2011).

Actual Expenses

The first line of the table below for each share class of the Fund provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts, or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expense Example Tables

Jensen Quality Growth Fund–Class J

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2011	NOVEMBER 30, 2011	JUNE 1, 2011 – NOVEMBER 30, 2011
Actual	$1,000.00	$918.50	$4.36
Hypothetical (5% annual return before expenses)	1,000.00	1,020.45	4.60

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Jensen Quality Growth Fund–Class R
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2011	NOVEMBER 30, 2011	JUNE 1, 2011 – NOVEMBER 30, 2011
Actual	$1,000.00	$917.90	$5.23
Hypothetical (5% annual return before expenses)	1,000.00	1,019.55	5.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

Jensen Quality Growth Fund–Class I
	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	JUNE 1, 2011	NOVEMBER 30, 2011	JUNE 1, 2011 – NOVEMBER 30, 2011
Actual	$1,000.00	$919.80	$2.88
Hypothetical (5% annual return before expenses)	1,000.00	1,022.00	3.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

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Jensen Quality Growth Fund

Additional Information (Unaudited)

1. INVESTMENT ADVISORY AGREEMENT DISCLOSURE

Section 15(c) under the 1940 Act requires that a registered investment company’s board of directors, including a majority of independent directors voting separately, approve any new investment advisory contract for the fund and thereafter to review and approve the terms of the fund’s investment advisory agreement on an annual basis. In addition, Section 15(a) of the 1940 Act requires that any new investment advisory agreement be approved by the fund’s shareholders.

In their most recent deliberations concerning whether to renew the Fund’s Existing Agreement and whether to approve the New Agreement, the Board of Directors (the “Board”), including the Fund’s independent directors (“Independent Directors”), conducted the review and made the determinations that are described below. During its deliberations, the Board requested from the Adviser, and the Adviser furnished, all information reasonably necessary for it to evaluate both the renewal of the Fund’s existing investment advisory agreement with the Advisor (“Existing Agreement”) and the approval of the new investment advisory agreement with the Advisor (“New Agreement”). The New Agreement was approved by the Fund’s shareholders at a Special Meeting of the Fund’s shareholders on November 10, 2010. The term of the New Agreement commenced on February 28, 2011 and will continue until July 31, 2012 unless terminated earlier in accordance with its terms.

The entire Board first met on January 20, 2010 to consider the planned retirement of Robert Millen and the effects his retirement and the resulting change of control of the Adviser might have on the Fund’s and the Adviser’s operations. The entire Board met again on April 28, 2010 to consider the information provided by the Adviser in connection with the annual renewal of the Existing Agreement and the approval of the New Agreement. After the April 28 meeting, the Independent Directors met separately with their legal counsel to consider the information provided by the Adviser and identify additional information they needed to evaluate the Existing Agreement and the New Agreement. The entire Board then met again on July 21, 2010 to consider the annual continuation of the Existing Agreement and the approval of the New Agreement. During those meetings, the Board considered the factors and reached the conclusions described below, among others. The Board did not identify any single factor as controlling. Moreover, not every factor was given the same weight by each Director.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided to the Fund by the Adviser under the Existing Agreement and the services proposed to be provided under the New Agreement. The Board reviewed the terms of the Existing Agreement and the New Agreement, as well as the history of the Adviser and its investment discipline, its investment performance, and its day-to-day management of the Fund. The Board noted the Adviser’s focus on the business of the Fund, the compliance and other servicing aspects of the Fund, and the Adviser’s oversight of the Fund’s service providers.

The Board considered the proposed changes in the Adviser’s ownership and management and the potential impact on the Fund and the Adviser. The Board considered the Adviser’s business continuity plans, its organizational and ownership structure, and the composition of its investment committee, which makes all investment decisions for the Fund. The Board also considered the Adviser’s approach to risk management. Based on these and other factors, including the additional factors described below, the Board concluded that the services provided to the Fund under the Existing Agreement continued to be satisfactory and were not likely to change materially under the New Agreement.

Investment Performance

The Board examined the investment performance of the Fund compared to the S&P 500 Index and Russell 1000 Growth Index and to the Lipper Large Cap Core Funds and Morningstar Large Cap Growth Funds categories. Performance over one-, three-, five- and ten-year periods for the Fund was provided. The Board noted the favorable performance of the Fund for the three-, five- and ten-year periods compared to its relevant securities indices and comparable categories.

The Board observed that the Adviser appeared to have adhered to its strict investment discipline. They noted that the Adviser’s disciplined approach helped the Fund to be better positioned to weather the significant decline in the market in 2008 and early 2009. As a result of these and other factors, the Board concluded that the long-term investment performance of the Fund continued to be satisfactory.

Advisory Fee and Expense Ratio

The Board compared the Fund’s advisory fee with those of other comparable mutual funds in the Fund’s Lipper category. The Board noted that the Fund’s advisory fee of 0.50% continued to be below the median and the average for its category at similar asset levels, excluding passively managed funds and funds that have no share classes that are offered to retail investors. The

19

Jensen Quality Growth Fund

Board also noted that the Fund is a single fund (as opposed to one of a larger complex of funds) and that, while the Adviser employs a relatively straightforward investment discipline, the Fund appeared to be an efficiently run operation with a high service component for shareholders. The Board also noted that the advisory fee rate for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement.

The Board compared the fees charged to the Fund with the advisory fees charged to the non-Fund advisory clients of the Adviser. The Board observed that, with the exception of a small number of existing institutional clients where the Adviser believes the competitive market required a lower fee, the Adviser charges its separate accounts a minimum of 0.50%. In addition, the Board noted that the Adviser’s recently revised fee schedule for separate accounts provides for a minimum fee of 0.50% for individual investors and 0.45% for institutional investors.

The Board considered the Fund’s expense ratio and the expense ratios of other comparable mutual funds in the Fund’s Lipper and Morningstar categories. The Board noted that the Fund’s expense ratio was higher than the median and average of all funds with comparable net assets in its Lipper category but also noted that, when compared to retail class shares of actively managed funds, the Fund’s expense ratio was lower than the median and the average. Compared to retail class shares of actively managed funds in the Fund’s Morningstar category, the Board noted that the Fund’s expense ratio was below the average. The Board also noted that the Fund had a relatively low turnover rate, reducing the Fund’s transaction costs, which are not included in the Fund’s expense ratio but are deducted from the Fund’s net asset value. The Board acknowledged that, with the payment by the Fund of the sub transfer agency recordkeeping and shareholder servicing expenses and fees for certain of the Fund’s omnibus accounts (“Sub TA Fees”), the Fund’s expense ratio had increased during the past year, and was expected to increase further, but remain lower than the Lipper and Morningstar averages for retail-class shares of actively managed funds. In addition, the Board acknowledged that although under the New Agreement the Fund would be authorized to pay, subject to prior approval of the Board, certain costs of the Fund’s Compliance Personnel now paid by the Adviser, such costs were not expected to increase materially the Fund’s expense ratio. Otherwise, the Board noted, the expenses for which the Fund would be responsible under the New Agreement would be unchanged from the Existing Agreement. Based on these considerations and other factors, the Board concluded that the Fund’s advisory fee and expense ratio were reasonable relative to the Fund’s peer groups.

Profitability of the Adviser

The Board considered the profitability of the Existing Agreement to the Adviser, including an analysis of the Adviser’s profitability for 2009 and the methodology used to calculate that profitability, and compared the Adviser’s profitability to that of selected publicly traded mutual fund advisers. Even after adjustments for certain marketing revenues and expenses were made, it appeared that the Adviser’s pre-tax profit was higher than the average pre-tax profit margin of the group of publicly traded investment advisory firms. It was noted that the Adviser’s profitability may have been overstated due to the relatively low salaries and bonuses paid to its investment professionals, who may receive distributions of the Adviser’s profits on account of their equity ownership in the Adviser. The Board considered the fact that the Adviser had paid certain administrative expenses of the Fund and pays the cost of the Fund’s Chief Compliance Officer, though it noted that under the New Agreement the Fund would be authorized, subject to prior Board approval, to pay for certain costs of the Fund’s Compliance Personnel in the future. The Board also noted that the Fund had been subsidized by the Adviser during the early years of the Fund’s existence, and that only in the most recent eight years, as the Fund’s assets under management have grown, has the Fund contributed significantly to the Adviser’s profits. In addition, the Board acknowledged the entrepreneurial risk taken by the Adviser when it established the Fund.

The Board also examined the Adviser’s profitability from the Fund against the Adviser’s profitability from its separate account advisory business and found that the Fund provided a higher profit margin to the Adviser. The Board noted, however, that when adjustments for certain marketing revenues and expenses were made, the profit margins were similar. The Board understood that the administrative services the Adviser provides to the Fund are, on balance, more extensive than those it provides to its separate accounts and that economies of scale are realized with respect to managing one mutual fund compared to managing approximately 300 separate accounts. The Board also understood that in calculating its profitability from the Fund, the Adviser had been conservative in its method of allocating expenses to its Fund business relative to other acceptable allocation methodologies. The Board noted that the Adviser’s profitability from the Fund for 2010 was projected to increase as a result of the higher asset levels of the Fund and the payment by the Fund of the Sub TA Fees, which began in October 2009. The Board acknowledged the inherent limitations of profitability analyses, including the use of comparative data that is incomplete or dissimilar, such as financial information of publicly traded mutual fund advisers which have more diversified business lines and different cost structures than those of the Adviser, and the uncertainty of the various cost allocations and other assumptions used. Based on this and other information, the Board concluded that profits earned by the Adviser were not excessive.

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Jensen Quality Growth Fund

Economies of Scale

The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has benefited from any such economies, and whether the implementation of breakpoints in the Fund’s advisory fee was appropriate. The Board observed that, during a period of rapid Fund growth, the Fund’s expense ratio (for the Class J shares) had fallen from about 1% for the fiscal year ended May 31, 2002 to 0.92% for the fiscal year ended May 31, 2010, but was expected to increase with the payment by the Fund of the Sub TA Fees for the full year. Regarding the issue of breakpoints, although the Fund’s assets increased during the past year, the Board observed from the data presented that many comparable funds with breakpoints below the Fund’s 0.50% advisory fee had higher overall advisory fees at the same asset level as the current asset level of the Fund. Based on the data presented, the Board concluded that a breakpoint in the Fund’s advisory fee was not warranted at this time, but determined to reexamine the issue as Fund assets increase.

Other Benefits

The Board considered the potential fall-out benefits realized by the Adviser from services as investment manager of the Fund. The Board noted that the Adviser has no affiliated entities that provide services to the Fund and that the Adviser prohibits the receipt of third-party research for “soft dollars”. The Board understood that the Adviser maintained a separate account advisory business and had recently started a new fund. The Board noted that, while the Adviser’s non-Fund business might benefit from any favorable publicity received by the Fund, any such benefit was difficult to quantify.

Other Factors and Considerations

The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the allocation of Fund brokerage, the marketing, administration and compliance program of the Fund, the Adviser’s management of its relationship with the Fund’s administrator, custodian, transfer agent and other service providers, and the expenses paid to those service providers. At its regular meetings, the Board also reviews detailed information relating to the Fund’s portfolio and performance against various metrics, and participates in discussions with the Fund’s portfolio managers.

Based on its evaluation of all the relevant factors and the information provided to it, the Board, including all of the Independent Directors, voted unanimously on July 21, 2010 (i) to renew the Existing Agreement for a one-year period until July 31, 2011 and (ii) to approve the New Agreement and recommend that shareholders approve the New Agreement.

2. SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS

The Fund designates 100% of dividends declared during the fiscal year ended May 31, 2011 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designates 100% of dividends declared from net investment income during the fiscal year ended May 31, 2011 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designates as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the fiscal year ended May 31, 2011.

Additional Information Applicable to Foreign Shareholders Only:
The Fund designates 0.11% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

3. AVAILABILITY OF PROXY VOTING INFORMATION

Information regarding how the Fund votes proxies relating to portfolio securities is available without charge, upon request by calling toll-free, 1-800-221-4384, or by accessing the SEC’s website at www.sec.gov.

21

Jensen Quality Growth Fund

4. PORTFOLIO HOLDINGS

The Jensen Quality Growth Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the EDGAR database on the SEC’s website at www.sec. gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

5. ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS

Independent Directors

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Roger A. Cooke J.D. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1948	Independent Director	Indefinite Term; since June 1999.	Senior Vice President, General Counsel and Secretary of Precision Castparts Corp., a diversified manufacturer of complex metal products, (2000 – present); Executive Vice President – Regulatory and Legal Affairs of Fred Meyer, Inc., a retail grocery and general merchandise company, (1992 – 2000).	1	None

Robert E. Harold C.P.A. (Retired) The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1947	Independent Director	Indefinite Term; since September 2000.	Retired. Senior Director of Financial Planning of Nike, Inc., a footwear and apparel company (2001 – 2002); Global Brand Controller for Nike, Inc. (1996, 1997, 2000 – 2001); Interim Chief Financial Officer for Nike, Inc. (1998 – 1999); Interim Chief Executive Officer for Laika, Inc. (formerly Will Vinton Studios), an animation studio (March 2005 – October 2005).	1	Director of St. Mary’s Academy, a non-profit high school (2000 – present); Director of Laika, Inc. (formerly Will Vinton Studios), an animation studio (2002 – present); Director of The Sisters of the Holy Names Foundation (2004 – present).

22

Jensen Quality Growth Fund

				# OF
				PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Thomas L. Thomsen, Jr. The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1944	Independent Director	Indefinite Term; since December 2003	Private rancher and real estate investor (2002 – Present); Chief Executive Officer (2000 – 2002) and President (1998 – 2000) of Columbia Management Company (now called Columbia Management Advisors, Inc.), investment adviser to the Columbia Funds family of mutual funds and to institutional and individual investors.	1	None

Kenneth Thrasher The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1949	Independent Director	Indefinite Term; since July 2007.	Chairman (2002 – present) and CEO (2002 – 2009) of Complí, a web-based compliance and risk management software solution company.	1	Northwest Natural Gas Company (a natural gas distribution and service provider).

DIRECTOR EMERITUS

Louis B. Perry, Ph.D The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1918	Director Emeritus	Indefinite Term; Served since inception (at times as Director Emeritus).	Retired	1	None

23

Jensen Quality Growth Fund

Interested Directors and Officers

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Val E. Jensen* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1929	Director and Chairman	Indefinite Term; Served as Director since inception; Served as President from inception to March 2002; Served as Chairman since March 2002.	Retired, Chairman and Director of Jensen Investment Management, Inc. (1988 – 2004). Chairman (since 2002) and Director (since 1992) of the Fund.	1	None

Gary W. Hibler, Ph.D.* The Jensen Portfolio, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1943	Director	Indefinite Term; Served as Director since inception; Served as Secretary from inception to March 2002; Served as Treasurer from December 2002 to March 2004; Served as President from March 2002 to February 2007.	President and Director of Jensen Investment Management, Inc. (1999 – February 2007); Secretary and Director of Jensen Investment Management, Inc. (1994 – 1999).	1	Director of WaterWatch, a non-profit environmental group (2008 – present).

Robert D. McIver* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	President	1 Year Term; Served since February 2007.

President and Director of Jensen Investment Management, Inc. (February 2007 – present); Director of Operations of Jensen Investment Management, Inc. (2004 – February 2007); General Manager of Fairmont Villa Management and Vice President of Fairmont Riverside Golf Estates Ltd (2001 – 2004); Chief Investment Officer, Schroder & Co. Trust Bank (1999 – 2001); Portfolio Manager, Schroder Investment Management (1989 – 1999).

				N/A	N/A

Robert F. Zagunis* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1953	Vice President and Secretary	1 Year Term; Served since July 1993.	Vice President and Director (1993 – present) and Secretary (1999 – present) of Jensen Investment Management, Inc.	N/A	N/A

24

Jensen Quality Growth Fund

# OF
PORTFOLIOS
		TERM OF	PRINCIPAL	IN FUND	OTHER
	POSITION(S)	OFFICE AND	OCCUPATION	COMPLEX	DIRECTORSHIPS
	HELD WITH	LENGTH OF	DURING PAST	OVERSEEN	HELD BY
NAME, AGE AND ADDRESS	THE COMPANY	TIME SERVED**	FIVE YEARS	BY DIRECTOR	DIRECTOR

Brian S. Ferrie* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1958	Treasurer and Chief Compliance Officer	1 Year Term; Served since March 2004.	Director of Finance and Chief Compliance Officer (2003 – February 2007), Vice President, Treasurer and Director (February 2007 – present), and Chief Compliance Officer (February 2007 – March 2011) of Jensen Investment Management, Inc.; Vice President and CFO of Berger Financial Group LLC (2001 – 2003); Vice President and Chief Compliance Officer of Berger Financial Group Inc. (1994 – 2001).	N/A	N/A

David G. Mertens* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1960	Vice President	1 Year Term; Served as Vice President since January 2011.	Director and Vice President of Jensen Investment Management, Inc. (2002 – present)	N/A	N/A

Eric H. Schoenstein* Jensen Investment Management, Inc. 5300 Meadows Road Suite 250 Lake Oswego, OR 97035 Year of Birth: 1965	Vice President	1 Year Term; Served as Vice President since January 2011.	Director and Vice President of Jensen Investment Management, Inc. (2002 – present).	N/A	N/A

*	This individual is an “interested person” of the Fund within the meaning of the 1940 Act.

**	Each Director serves for an indefinite term in accordance with the Bylaws of the Fund until the date a Director resigns, retires or is removed in accordance with the Bylaws of the Fund.

25

Investment Adviser

Fund Administrator, Transfer Agent, and Fund Accountant

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive
Suite 302
Milwaukee, WI 53212

Legal Counsel

Stoel Rives LLP
Standard Insurance Center
900 SW Fifth Avenue
Suite 2300
Portland, OR 97204-1268

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.
800 Westpoint Parkway
Suite 1100
Westlake, OH 44145

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 09, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Jensen Portfolio, Inc., doing business as Jensen Quality Growth Fund

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/3/2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Robert McIver
Robert McIver, President

Date	2/3/2012

By (Signature and Title)*	/s/ Brian Ferrie
Brian Ferrie, Treasurer

Date	2/3/2012

* Print the name and title of each signing officer under his or her signature.